UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 30, 2011

Phreadz, Inc.

_____________________________________________________________________________________________

(Exact name of registrant as specified in its charter)

Nevada

                  000-52511

                 98-0471052

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(State or other jurisdiction                                     (Commission

(IRS Employer

 of incorporation)                                                     File Number)

 Identification No.)

                             63 Main Street, #202, Flemington, New Jersey

08822

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(Address of principal executive offices)                                      (Zip Code)

Registrant’s telephone number, including area code:  (908) 968-0838

_____________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 30, 2010, we filed a Certificate of Amendment with the Nevada Secretary of State to change our name to “Bizzingo, Inc.” The name change was effective on that same date. This amendment was unanimously approved by our board of directors and by a majority of our stockholders (52.6%) by written consent. An Information Statement filed on Schedule14C notifying shareholders of action taken by written consent was mailed to shareholders (of record on February 15, 2011) on March 10, 2011.

Item 9.01 Financial Statements and Exhibits.

3.1(i). Certificate of Amendment filed with the Nevada Secretary of State on March 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phreadz, Inc.

Date:

April 4, 2011

/s/ Gordon Samson

Gordon Samson, Chief Financial Officer

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